                                                                   Exhibit 10.27

                           EXCLUSIVE OPTION AGREEMENT

     This Exclusive Option Agreement (this "Agreement") is executed by and among the following  Parties as of February 3, 2011 in Beijing,  the People's Republic
of China ("China" or the "PRC"):

Party A: America Arki (Fuxin)  Network  Management  Co., Ltd., a wholly foreign owned  enterprise, organized and existing  under the laws of the PRC, with its address at No.1,  Electricity Station, Hongshu Road, Taiping
         District, Fuxin;

Party B: Gao Fei, a Chinese citizen with Chinese Identification No.:
         210802197904074019; and

Party C: America Arki  Networkservice  Beijing Co., Ltd., a limited  liability company organized and existing under the laws of the PRC, with its address at No.03B&05,  Floor 25, No.77, Jianguo Road, Chaoyang
         District, Beijing.

     In this  Agreement,  each of Party A, Party B and Party C shall be referred to as a "Party" respectively,  and they shall be collectively referred to as the
"Parties".

     Whereas:

     1.   Party B became a  shareholder  of Party C and holds 50% of the  equity interest in Party C on August 26, 2010;

     2.   Party A, Party B and other related  parties  executed a Loan Agreement on February 3, 2011 (the "Loan Agreement").

     Now therefore,  upon mutual  discussion and  negotiation,  the Parties have reached the following agreement:

1. SALE AND PURCHASE OF EQUITY INTEREST

1.1  Option Granted

     Party B hereby  irrevocably  grants Party A an  irrevocable  and  exclusive right to purchase, or designate one or more persons (each, a "Designee") to purchase  the equity  interests  in Party C then held by Party B once or at multiple  times  at any  time in part or in  whole  at  Party  A's sole and absolute  discretion  to the extent  permitted  by Chinese  laws and at the price  described  in  Section  1.3 herein  (such  right  being the  "Equity
     Interest  Purchase  Option").  Except for Party A and the  Designee(s),  no
     other person shall be entitled to the Equity  Interest  Purchase  Option or other  rights  with  respect  to the equity  interests  of Party B. Party C hereby  agrees  to the  grant by Party B of the  Equity  Interest  Purchase
     Option  to Party  A.  The  term  "person"  as used  herein  shall  refer to individuals,  corporations,  partnerships, partners, enterprises, trusts or non-corporate organizations.
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1.2  Steps for Exercise of Equity Interest Purchase Option

     Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to
     Party B (the "Equity  Interest  Purchase Option Notice"),  specifying:  (a)
     Party A's decision to exercise the Equity Interest Purchase Option; (b) the portion of equity  interests  to be purchased  from Party B (the  "Optioned
     Interests");  and (c) the date for purchasing the Optioned Interests and/or the date for transfer of the Optioned Interests.

1.3  Equity Interest Purchase Price

     Unless an  appraisal  is  required by the laws of China  applicable  to the
     Equity  Interest  Purchase  Option when  exercised by Party A, the purchase price of the Optioned  Interests  (the "Equity  Interest  Purchase  Price")
     shall be RMB1.00 or lowest price allowed by relevant laws and  regulations.
     If  appraisal  is required by the laws of China when Party A exercises  the
     Equity Interest Purchase Option,  the Parties shall negotiate in good faith and based on the appraisal  result make necessary  adjustment to the Equity
     Interest  Purchase  Price  so  that it  complies  with  any  and  all  then applicable laws of China.

1.4  Transfer of Optioned Interests

     For each exercise of the Equity Interest Purchase Option:

     1.4.1Party B  shall  cause  Party C to  promptly  convene  a  shareholders'
          meeting,  at which a resolution  shall be adopted  approving Party B's transfer of the Optioned Interests to Party A and/or the Designee(s);

     1.4.2Party B shall obtain written  statements  from the other  shareholders of Party B giving  consent to the  transfer of the equity  interest to
          Party A and/or the  Designee(s) and waiving any right of first refusal related thereto.

     1.4.3Party B shall execute a share  transfer  contract with respect to each transfer with Party A and/or each Designee  (whichever is applicable), in accordance  with the  provisions  of this  Agreement and the Equity
          Interest Purchase Option Notice regarding the Optioned Interests;

     1.4.4The relevant  Parties  shall  execute all other  necessary  contracts, agreements or documents,  obtain all necessary government licenses and permits and take all necessary  actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the  registered  owner(s) of the  Optioned  Interests.  For the purpose of this Section and this Agreement, "security interests" shall include securities,  mortgages, third party's rights or interests, any stock options,  acquisition  right,  right of first refusal,  right to offset, ownership retention or other security arrangements,  but shall be deemed to exclude any security  interest  created by this Agreement

          and  Party  B's  Share  Pledge  Agreement.  "Party  B's  Share  Pledge
          Agreement" as used in this Section and this  Agreement  shall refer to the Share Pledge Agreement ("Share Pledge Agreement")  executed by and among  Party A,  Party B and  Party C as of the date  hereof,  whereby
          Party B pledges all of its equity  interests in Party C to Party A, in order to guarantee Party C's performance of its obligations  under the
          Exclusive Business Corporation Agreement executed by and between Party
          C and Party A.

1.5  Payment of the Equity Interest Purchase Price

     The Parties have agreed in the Loan Agreement that any proceeds obtained by
     Party B through the  transfer of its equity  interests  in Party C shall be used for repayment of the loan  provided by Party A in accordance  with the
     Loan Agreement.  Accordingly, upon exercise of the Equity Interest Purchase
     Option,  Party A may elect to make payment of the Equity Interest  Purchase
     Price through  cancellation of the  outstanding  amount of the loan owed by
     Party B to Party A, in which case Party A shall not be  required to pay any additional Equity Interest Purchase Price to Party B.

2. COVENANTS

2.1  Covenants regarding Party C

     Party B (as the  shareholders  of Party C) and Party C hereby  covenant  as follows:

     2.1.1Without  the prior  written  consent of Party A, they shall not in any manner  supplement,  change or amend the articles of  association  and bylaws of Party C,  increase or decrease its  registered  capital,  or change its structure of registered capital in other manners;

     2.1.2They shall maintain Party C's corporate  existence in accordance  with good  financial and business  standards and practices by prudently and effectively operating its business and handling its affairs;

     2.1.3Without  the prior  written  consent of Party A, they shall not at any time following the effective date hereof, sell, transfer,  mortgage or dispose of in any manner any assets of Party C or legal or  beneficial interest  in the  business  or  revenues  of  Party  C, or  allow  the encumbrance thereon of any security interest;

     2.1.4Without  the prior  written  consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i)
          debts  incurred in the ordinary  course of business other than through loans; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained;

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     2.1.5They  shall  always  operate  all of Party C's  businesses  during the ordinary course of business to maintain the asset value of Party C and refrain from any  action/omission  that may affect Party C's operating status and asset value;

     2.1.6Without  the prior  written  consent  of Party A, they shall not cause
          Party C to execute any major  contract,  except the  contracts  in the ordinary  course  of  business  (for  purpose  of this  subsection,  a contract  with a value  exceeding  RMB 100,000 shall be deemed a major contract);

     2.1.7Without  the prior  written  consent  of Party A, they shall not cause
          Party C to provide any person with any loan or credit;

     2.1.8They shall  provide  Party A with  information  on Party C's  business operations and financial condition at Party A's request;

     2.1.9Without the prior written  consent of Party A, they shall not cause or permit Party C to merge,  consolidate  with,  acquire or invest in any person;

     2.1.10 They shall immediately  notify Party A of the occurrence or possible
          occurrence   of  any   litigation,   arbitration   or   administrative
          proceedings relating to Party C's assets, business or revenue;

     2.1.11 To maintain  the  ownership  by Party C of all of its  assets,  they shall  execute  all  necessary  or  appropriate  documents,  take  all necessary or appropriate actions and file all necessary or appropriate complaints or raise  necessary and  appropriate  defenses  against all claims;

     2.1.12 Without the prior written consent of Party A, they shall ensure that
          Party  C  shall  not  in  any  manner  distribute   dividends  to  its
          shareholders,  provided that upon Party A's written  request,  Party C
          shall  immediately   distribute  all  distributable   profits  to  its
          shareholders; and

     2.1.13 At the request of Party A, they shall appoint any persons designated by Party A as the executive director of Party C.

2.2  Covenants of Party B

     Party B hereby covenants as follows:

     2.2.1Without the prior written  consent of Party A, Party B shall not sell, transfer,  mortgage  or  dispose  of in any other  manner any legal or beneficial  interest in the equity  interests in Party C held by Party
          B, or allow the encumbrance  thereon of any security interest,  except for the pledge  placed on these equity  interests in  accordance  with
          Party B's Share Pledge Agreement;

     2.2.2Party B shall cause the  shareholders'  meeting  and/or the  executive director  of Party C not to approve  the sale,  transfer,  mortgage or disposition in any other manner of any legal or beneficial interest in the  equity  interests  in  Party C held by  Party  B,  or  allow  the encumbrance  thereon  of any  security  interest,  without  the  prior written  consent of Party A,  except  for the  pledge  placed on these equity interests in accordance with Party B's Share Pledge Agreement;

          2.2.3Party B shall cause the  shareholders'  meeting or the  executive director  of Party C not to approve  the merger or  consolidation with any  person,  or the  acquisition  of or  investment  in any person, without the prior written consent of Party A;

          2.2.4Party B shall  immediately  notify Party A of the  occurrence  or
               possible   occurrence   of   any   litigation,   arbitration   or
               administrative  proceedings  relating to the equity  interests in
               Party C held by Party B;

          2.2.5Party B shall cause the  shareholders'  meeting or the  executive director of Party C to vote their approval of the transfer of the
               Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

          2.2.6To the extent  necessary to maintain Party B's ownership in Party
               C, Party B shall execute all necessary or appropriate  documents, take all necessary or appropriate  actions and file all necessary or  appropriate  complaints or raise  necessary  and  appropriate defenses against all claims;

          2.2.7Party B shall  appoint any  designee of Party A as the  executive director of Party C, at the request of Party A;

          2.2.8At the  request  of Party A at any time,  Party B shall  promptly and  unconditionally  transfer its equity interests in Party C to
               Party A's  Designee(s)  in  accordance  with the Equity  Interest
               Purchase Option under this  Agreement,  and Party B hereby waives its right of first refusal to the  respective  share  transfer by the other existing shareholder of Party C (if any); and

          2.2.9Party B shall  strictly abide by the provisions of this Agreement and other contracts  jointly or separately  executed by and among
               Party B, Party C and Party A, perform the  obligations  hereunder and  thereunder,  and refrain from any  action/omission  that may affect  the  effectiveness  and  enforceability  thereof.  To the extent that Party B has any remaining  rights with respect to the equity interests subject to this Agreement hereunder or under the
               Share Pledge Agreement among the same parties hereto or under the
               Power of Attorney  granted in favor of Party A, Party B shall not exercise  such  rights  except  in  accordance  with the  written instructions of Party A.

3. REPRESENTATIONS AND WARRANTIES

     Party B and Party C hereby  represent  and warrant to Party A,  jointly and severally,  as of the date of this  Agreement  and each date of transfer of the Optioned Interests, that:

3.1  They have the authority to execute and deliver this Agreement and any share transfer  contracts  to which  they are  parties  concerning  the  Optioned
     Interests to be transferred thereunder (each, a "Transfer Contracts"),  and to  perform  their  obligations  under  this  Agreement  and  any  Transfer
     Contracts.  Party B and  Party C agree to  enter  into  Transfer  Contracts consistent  with the terms of this Agreement upon Party A's exercise of the
     Equity Interest Purchase Option.  This Agreement and the Transfer Contracts
     to which they are parties  constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2  The execution and delivery of this Agreement or any Transfer  Contracts and the obligations  under this Agreement or any Transfer  Contracts shall not:
     (i)  cause  any  violation  of  any  applicable  laws  of  China;  (ii)  be
     inconsistent   with  the   articles   of   association,   bylaws  or  other
     organizational  documents  of Party C;  (iii)  cause the  violation  of any contracts or  instruments to which they are a party or which are binding on them, or constitute  any breach under any contracts or instruments to which they are a party or which are binding on them;  (iv) cause any violation of any condition for the grant and/or continued  effectiveness of any licenses or  permits  issued  to either of them;  or (v)  cause  the  suspension  or revocation of or  imposition  of  additional  conditions to any licenses or permits issued to either of them;

3.3  Party B has a good and merchantable  title to the equity interests in Party
     C he holds.  Except for Party B's Share Pledge  Agreement,  Party B has not
     placed any security interest on such equity interests;

3.4  Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.5  Party C does not have any outstanding  debts,  except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained.

3.6  Party C has complied with all laws and  regulations of China  applicable to asset acquisitions; and

3.7  There  are  no   pending   or   threatened   litigation,   arbitration   or
     administrative  proceedings  relating to the equity  interests  in Party C, assets of Party C or Party C.

4. EFFECTIVE DATE

     Once  execution,  this Agreement  shall be deemed to become  effective upon
     November 26, 2010, and remain  effective for a term of 10 years, and may be renewed at Party A's election.

5. GOVERNING LAW AND RESOLUTION OF DISPUTES

5.1  Governing law

     The  execution,  effectiveness,  construction,  performance,  amendment and termination  of this  Agreement and the  resolution  of disputes  hereunder shall be governed by the formally  published and publicly available laws of
     China.  Matters not covered by formally  published  and publicly  available laws of China shall be  governed  by  international  legal  principles  and practices.

5.2  Methods of Resolution of Disputes

     In  the  event  of  any  dispute  with  respect  to  the  construction  and performance of this Agreement,  the Parties shall first resolve the dispute through  friendly  negotiations.  In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute  through  negotiations,  either
     Party may submit the relevant dispute to the China  International  Economic and Trade  Arbitration  Commission for arbitration,  in accordance with its
     Arbitration  Rules. The arbitration shall be conducted in Beijing,  and the language used in arbitration shall be Chinese.  The arbitration award shall be final and binding on all Parties.

6. TAXES AND FEES

     Each Party shall pay any and all transfer and  registration  tax,  expenses and fees incurred  thereby or levied thereon in accordance with the laws of
     China in connection  with the  preparation  and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7. NOTICES

7.1  All notices and other  communications  required  or  permitted  to be given pursuant  to  this  Agreement  shall  be  delivered  personally  or sent by registered  mail,  postage prepaid,  by a commercial  courier service or by facsimile  transmission  to the  address of such Party set forth  below.  A confirmation  copy of each notice shall also be sent by email. The dates on which  notices  shall be  deemed to have been  effectively  given  shall be determined as follows:

     7.1.1Notices  given  by  personal  delivery,   by  courier  service  or  by
          registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address specified for notices.

     7.1.2Notices given by facsimile  transmission  shall be deemed  effectively given on the  date of  successful  transmission  (as  evidenced  by an automatically generated confirmation of transmission).

7.2  For the purpose of notices, the addresses of the Parties are as follows:

     Party A: America Arki (Fuxin) Network Management Co., Ltd.
     Address: No.1, Electricity Station, Hongshu Road, Taiping District, Fuxin;
     Facsimile: 010-65305285

     Party B: Gao Fei
     Address: Room 301,  Building  No.15,  China Central Place,  No.89, Jianguo
              Road, Chaoyang District, Beijing
     Facsimile: 010-65305285

     Party C: America Arki Networkservice Beijing Co., Ltd.
     Address: 03B&05B, Floor 25, No.77, Jianguo Road, Chaoyang District, Beijing
     Facsimile: 010-65305285

7.3  Any  Party may at any time  change  its  address  for  notices  by a notice delivered to the other Parties in accordance with the terms hereof.

8. CONFIDENTIALITY

     The Parties  acknowledge that the existence and the terms of this Agreement and any oral or  written  information  exchanged  between  the  Parties  in connection with the preparation and performance this Agreement are regarded as confidential  information.  Each Party shall maintain confidentiality of all such  confidential  information,  and  without  obtaining  the  written consent of the other Party, it shall not disclose any relevant confidential information to any third parties,  except for the information  that: (a) is or will be in the public domain  (other than through the receiving  Party's unauthorized  disclosure);  (b) is under  the  obligation  to be  disclosed pursuant  to the  applicable  laws  or  regulations,  rules  of  any  stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or  financial  advisors  regarding  the  transaction  contemplated hereunder,  provided that such shareholders,  investors,  legal counsels or financial  advisors  shall  be  bound  by the  confidentiality  obligations similar to those set forth in this Section.  Disclosure of any confidential information  by the staff  members or agencies  hired by any Party shall be deemed  disclosure of such  confidential  information by such Party,  which
     Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

9. FURTHER WARRANTIES

     The  Parties  agree to  promptly  execute  documents  that  are  reasonably required for or are conducive to the  implementation  of the provisions and purposes of this  Agreement  and take further  actions that are  reasonably required for or are conducive to the  implementation  of the provisions and purposes of this Agreement.

10. MISCELLANEOUS

10.1 Amendment, change and supplement

     Any amendment,  change and  supplement to this Agreement  shall require the execution of a written agreement by all of the Parties.

10.2 Entire agreement

     Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement  reached  by and among the  Parties  hereto  with  respect to the subject  matter  hereof,  and shall  supercede  all prior oral and  written consultations,  representations  and contracts  reached with respect to the subject matter of this Agreement.

10.3 Headings

     The headings of this Agreement are for  convenience  only, and shall not be used  to  interpret,  explain  or  otherwise  affect  the  meanings  of the provisions of this Agreement.

10.4 Language

     This  Agreement  is written in both  Chinese and English  language in three copies, each Party having one copy with equal legal validity; in case there is any conflict  between the Chinese version and the English  version,  the
     Chinese version shall prevail.

10.5 Severability

     In the event that one or several of the  provisions  of this  Agreement are found to be invalid,  illegal or  unenforceable in any aspect in accordance with any laws or regulations,  the validity,  legality or enforceability of the  remaining  provisions  of this  Agreement  shall  not be  affected  or compromised  in any  respect.  The  Parties  shall  strive in good faith to replace such invalid,  illegal or  unenforceable  provisions with effective provisions that accomplish to the greatest extent  permitted by law and the intentions  of the  Parties,  and the  economic  effect  of such  effective provisions  shall be as close as possible to the  economic  effect of those invalid, illegal or unenforceable provisions.

10.6 Successors

     This  Agreement  shall be binding on and shall inure to the interest of the respective  successors  of the  Parties and the  permitted  assigns of such
     Parties.

10.8 Survival

     10.8.1 Any  obligations  that  occur or that  are due as a  result  of this
          Agreement upon the  expiration or early  termination of this Agreement shall survive the expiration or early termination thereof.

     10.8.2 The  provisions  of  Sections  5, 7, 8 and this  Section  10.8 shall survive the termination of this Agreement.

10.9 Waivers

     Any Party may waive the terms and  conditions of this  Agreement,  provided that such a waiver  must be  provided  in  writing  and shall  require  the signatures of the Parties. No waiver by any Party in certain  circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

10.10 Indemnification

     10.10.1 Each Party  agrees and  acknowledges  that any  material  breach or material  non-performance  of  any  section  by a  shareholder  of the
          Company (the "Breaching  Party") under this Agreement shall constitute a breach of contract under this Agreement (the "Breach"),  and Party A shall be entitled to request the  Breaching  Party to cure such Breach or adopt remedial  steps within  reasonable  period.  In the event the
          Breaching  Party fails to cure or to adopt  remedial  steps within the reasonable  period or within  ten (10) days  after  written  notice of
          Breach  to the  Breaching  Party  by Party  A,  then  Party A shall be entitled to exercise any of the  following  remedial  methods:  (i) to terminate this Agreement and request all liquidated  damages;  or (ii)
          to enforce the Breaching Party to perform his  obligations  under this
          Agreement  and request  all  liquidated  damages as well;  or (iii) to convert,  auction or sell the pledged  equity  interests in accordance
          with  the  share  pledge  agreement,   and  to  be  compensated  on  a
          preferential basis with the conversion,  auction or sales price of the pledged equity  interests,  in addition to request the Breaching Party to bear liquidated damages in connection with the Breach.

     10.10.2 Both  Parties  agree and  acknowledge  that under no  circumstances shall the  shareholders  of the Company be entitled to terminate  this
          Agreement by any reasons.

     10.10.3 Any right and remedy under this  Agreement is cumulative  and shall not restrict other rights and remedies under the law.

     10.10.4 Notwithstanding other provisions under this Agreement, this Section shall survive the suspension or termination of this Agreement.

10.11 Replacement

     This Agreement constitutes the entire agreement between the Parties hereto, and supersedes all prior  discussions,  negotiations  and agreements  among them, with respect to the subject matter of this Agreement.

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
     IN  WITNESS   WHEREOF,   the   Parties   have   caused   their   authorized
representatives  to execute this Exclusive Option Agreement as of the date first above written.

Party A: America Arki (Fuxin) Network Management Co., Ltd.

By: /s/ Gao Jianmin
    ------------------------------
Name: Gao Jianmin
Title: Legal Representative

Party B: Gao Fei

By: /s/ Gao Fei
    ------------------------------

Party C: America Arki Networkservice Beijing Co., Ltd.

By: /s/ Gao Fei
    ------------------------------
Name: Gao Fei
Title: Legal Representative

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